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                                                                   Exhibit 10.12



                                 AMENDMENT NO. 6
                                       TO
                                CREDIT AGREEMENT

AMENDMENT NO. 6 (the "Amendment") TO "CREDIT AGREEMENT" (as defined below), dated as of May 31, 1999, among American Architectural Products Corporation, a Delaware corporation. Eagle & Taylor Company, a Delaware corporation. Forte, Inc., an Ohio corporation. Western Insulated Glass, Co., an Arizona corporation, Thermetic Glass, Inc., a Delaware corporation, Binnings Building Products, Inc., a Delaware corporation, Danvid Window Company, a Delaware corporation. Modem Window Corporation, formerly known as Modern Window Acquisition Corporation, a Delaware corporation, American Glassmith, Inc., formerly known as American Glassmith Acquisition Corporation, a Delaware corporation, VinylSource, Inc., a Delaware corporation, American Weather-Seal Company, formerly known as Weather-Seal Acquisition Corporation, a Delaware corporation. Eagle Window & Door Center, Inc., a Delaware corporation, Denver Window Company, formerly known as Denver Window Acquisition Corporation, a Delaware corporation, AAPC One Acquisition Corporation, a Delaware corporation, and AAPC Two Acquisition Corporation, a Delaware corporation (the "Borrowers"), the institutions party to the Credit Agreement (the "Lenders"), and BankBoston, N.A., in its capacity as contractual representative for itself and the other Lenders (the "Agent") under that certain Credit Agreement, dated as of June 9, 1998, as amended, by and among the Borrowers, the Lenders and the Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent agree as follows:

1. Amendment to the Credit Agreement. Effective as of the date first above written, unless otherwise specified herein, and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:


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The definition of "BORROWING BASE" in Section I.I is hereby amended and restated
as follows:

"BORROWING BASE" means, as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Agent, equal to:

(i) eighty-five percent (85%) of the Gross Amount of the Borrowers' Eligible Receivables minus the Eligible BankBoston Leasing Reserve plus

(ii) the lesser of

(a) Fifteen Million Dollars ($15,000,000)

and

(b) subject to the reserves described in the definition of "Gross Amount of Eligible Inventory", the sum of the following components of Eligible Inventory:

(1) for VinylSource, Inc., sixty percent (60%) of its plastic resins plus twenty percent (20%) of vinyl extrusions manufactured solely for its internal use plus fifty percent (50%) of vinyl extrusions manufactured for sale to its non-Borrower customers plus zero percent (0%) of any other portion of the Eligible Inventory of VinylSource, Inc.,

(2) for Taylor Building Products Company, a division of Eagle and Taylor Company, sixty percent (60%) of its raw steel plus fifty percent (50%) of its raw wood plus fifty percent (50%) of its windows and doors manufactured for sale to non-Borrowers plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus fifteen percent (15%) of its paints and glues plus zero percent (0%) of any other portion of the Eligible Inventory of Taylor Building Products,

(3) for Eagle Window and Door Inc., a division of Eagle and Taylor Company, fifty percent (50%) of its raw wood stock plus fifty percent (50%) of its raw glass plus zero percent (0%) of any other portion of the Eligible Inventory of Eagle Window and Door Inc.,

(4) for Eagle Window and Door of Denver, a division of Eagle and Taylor Company (the "Denver Division"), fifty percent (50%) of its manufactured windows and doors plus zero percent (0%) of any other portion of the Eligible Inventory of the Denver Division,

(5) for Binnings Building Products, Inc., sixty percent (60%) of its aluminum billet plus fifty percent (50%) of its raw glass plus fifty percent (50%) of its manufactured windows and doors plus fifteen percent (15%) of all of its Eligible Inventory not otherwise described in this paragraph (5),

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(6) for Eligible Inventory at American Weather-Seal Company's Ottawa Plant,
fifty percent (50%) of its raw glass plus fifty percent (50%) of its raw wood stock plus twenty percent (20%) of its vinyl extrusions manufactured solely for American Weather Seal-Company's internal use plus twenty percent (20%) of its aluminum extrusions manufactured solely for American Weather-Seal Company's internal use plus fifty percent (50%) of its manufactured windows plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus zero percent (0%) of any other portion of its Eligible Inventory at the Ottawa Plant,

(7) for Eligible Inventory at American Weather-Seal Company's Winesburg Plant, fifty percent (50%) of its raw glass plus twenty percent (20%) of its vinyl extrusions manufactured solely for American Weather-Seal Company's internal use plus fifty percent (50%) of its manufactured windows plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus zero percent (0%) of any other portion of its Eligible Inventory at the Winesburg Plant,

(8) for Inventory at American Weather-Seal Company's Orrville Plant, fifty percent (50%) of its raw glass plus fifty percent (50%) of its trans-heat mirror film plus twenty percent (20%) of its vinyl extrusions manufactured solely for American Weather-Seal Company's internal use plus fifty percent (50%) of its manufactured windows plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus zero percent (0%) of any other portion of its Eligible Inventory at the Orrville Plant,

(9) for Eligible Inventory at American Weather-Seal Company's Norton Plant, sixty percent (60%) of its aluminum billet plus fifty percent (50%) of its aluminum extrusions manufactured for sale to non-Borrower customers plus twenty percent (20%) of its aluminum extrusions manufactured for use by other Borrowers plus zero percent (0%) of any other portion of its Eligible Inventory at the Norton Plant,

(10) for Eligible Inventory at American Weather-Seal Company's Kreidel Plant, sixty percent (60%) of its plastic resins plus fifty percent (50%) of its vinyl extrusions manufactured for sale to its non-Borrower customers plus twenty percent (20%) of its vinyl extrusions manufactured for use by other Borrowers plus zero percent (0%) of any other portion of its Eligible Inventory at the Kreidel Plant,

(11) for Eligible Inventory at American Weather-Seal Company's Boardman Plant, sixty percent (60%) of its aluminum billet plus fifty percent (50%) of its aluminum extrusions manufactured for sale to its non-Borrower customers plus twenty percent (20%) of its aluminum extrusions manufactured for use by other Borrowers plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus zero percent (0%) of any other portion of its Eligible Inventory at the Boardman Plant,

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(12) for American Glassmith, Inc., fifteen percent (15%) of all of its Eligible
Inventory,

(13) for Thermetic Glass, Inc., fifty percent (50%) of its raw glass plus twenty percent (20%) of vinyl extrusions manufactured solely for its internal use plus fifty percent (50%) of its manufactured windows and doors plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus fifteen percent (15%) of its manufactured screens for windows and doors plus zero percent (0%) of any other portion of the Eligible Inventory of Thermetic Glass, Inc., and

(14) for Western Insulated Glass, Co., fifty percent (50%) of its raw glass plus fifty percent (50%) of its manufactured windows and doors plus twenty percent (20%) of aluminum extrusions manufactured solely for its internal use plus twenty percent (20%) of its hardware used in the manufacture of windows and/or doors plus zero percent (0%) of any other portion of the Eligible Inventory of Western Insulated Glass, Co.

2. Conditions Precedent. This Amendment shall become effective as of the date above written, if, and only if, the Agent has received duly executed originals of this Amendment from the Borrowers, the Required Lenders and the Agent.

3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

(b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

4. Reference to and Effect on the Credit Agreement

(a) Upon the effectiveness of Section I hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) The Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in fill force and effect, and are hereby ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

AMERICAN ARCHITECTURAL                            BANKBOSTON, N.A individually
PRODUCTS CORPORATION                              and as Agent

EAGLE AND TAYLOR COMPANY                          By: /s/ W.J. SHERALD
                                                          ---------------------
FORTE, INC.                                               Title: Vice President

WESTERN INSULATED GLASS, CO.

THERMETIC GLASS, INC.

BINNINGS BUILDING PRODUCTS, INC.

DANVID WINDOW COMPANY

MODERN WINDOW CORPORATION

AMERICAN GLASSMITH, INC.

VINYLSOURCE, INC.

AMERICAN WEATHER-SEAL
COMPANY

EAGLE WINDOW & DOOR CENTER, INC.

DENVER WINDOW COMPANY

AAPC ONE ACQUISITION CORPORATION

AAPC TWO ACQUISITION CORPORATION

By: /s/ RICHARD L. KOVACH
    -------------------------------------------
        (on behalf of the above-listed parties)
        Name:  Richard L. Kovach
        Title: Chief Financial Officer